EXHIBIT 10.21K

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

FIFTEENTH AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This FIFTEENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement (CSG document #2296663) dated July 1, 2008 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	Pursuant to the Fourth Amendment to the Agreement, dated April 13, 2010 (CSG #2302715 v1.10) (the “Fourth Amendment”), a limited version of CSG’s Direct Sales Express™ (“Limited DSX”) was added to the Agreement. Customer now desires to use, and CSG agrees to provide, the full service version of CSG’s Direct Sales Express (“Direct Sales Express – Full Service Version”).

2.	Upon migration from Limited DSX to Direct Sales Express – Full Service Version, Schedule B-1 of the Agreement shall be amended by deleting the Product Description for the Limited DSX in its entirety as well as any and all references to the Limited DSX as a CSG Product.

3.	Schedule C of the Agreement, entitled “RECURRING SERVICES,” shall be amended to add the following to the list of Recurring Services:

Direct Sales Express – Full Service Version

4.	Schedule C shall be further amended by adding the Service description for Direct Sales Express – Full Service Version as Exhibit C-20, which is attached hereto and incorporated herein by this reference.

5.	CSG and Customer agree that the pricing set forth in the Fourth Amendment for Limited DSX shall remain in effect until such time as CSG and Customer have completed the migration from Limited DSX to Direct Sales Express – Full Service Version. Upon completion of the migration, Schedule F, CSG Services, shall be amended to add a new Section IX. entitled “Direct Sales Express – Full Service Version.” The fees set forth below shall supersede the fees specified in the Fourth Amendment for Limited DSX:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG SERVICES

IX. Direct Sales Express – Full Service Version

Description of Item/Unit of Measure	Frequency	Fee
1. Direct Sales Express – Full Service Version
• Tier I—Per user for up to and including *** active and unique named users (Note 1)	*******	$	*****
• Tier II—Per user for *** ** ***** active and unique named users	*******	$	*****
• Tier III—Per user for ***** ** *active and unique named users	*******	$	*****
• Tier IV—Per user for *****or more active and unique named users (Note 2)	*******	$	*****
2. Implementation/Integration
• Implementation fee (per CSG market) (Note 3)	Per Request	$	*********
• Implementation fee (per Amdocs market) (Note 3)	Per Request		Quote

• Integration fee for ****** (Note 4)	Per Request		Quote

Note 1:	For clarification purposes and for purposes of the Fourteenth Amendment an “active and unique named user” shall be defined by each unique Direct Sales Representation (DSR) that logged into DSX within the billing period, regardless of the frequency that a DSR uses the service’s functionality. These volumes will be accounted for from the **** of the current ***** to the **** of the following ***** on a CSG specified system-generated monthly billing report. DSR logins are defined and maintained by the Customer within the DSX administration tool.
Note 2:	CSG and Customer agree that the pricing set forth in the table IX directly above under CSG Services is in anticipation that Customer will utilize DSX – Full Service Version in excess of ***** active and unique named users per *****, which shall include CSG and ******. The Parties agree that in the event Customer is not utilizing DSX – Full Service Version with a minimum *** active and unique named users from ****** market(s), the Tier IV fee per active and unique named users will be $***** instead of $***** per *****.
Note 3:	Each implementation for Direct Sales Express Services will be set forth in a mutually agreeable Statement of Work.
Note 4:	Integration/Development efforts to support DSX with ****** will require assistance from Comcast in obtaining an NDA and Interface Specifications.

6.	CSG and Customer agree that integration of DSX into Customer’s ****** Markets will require the assistance of Customer in obtaining a Confidentiality Agreement between CSG and ******. Customer shall also work with CSG and ****** to create Interface Specifications with the Amdocs legacy billing system.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)

By: /s/ Peter Kiriacoulacos	By: /s/ Joseph T. Tuble

Name: Peter Kiriacoulacos	Name: Joseph T. Ruble

Title: Executive Vice President & Chief Procurement Officer	Title: EVP, CAO & General Counsel

Date: 7-17-12	Date: 7-20-12

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-20

Direct Sales Express – Full Service Version

Direct Sales Express™ (“DSX”) – (Full Service Version) is a Service that automates and streamlines the order entry and scheduling processes for mobile direct sales channel operations in broadband organizations. This service functionality includes the following primary components:

•	Lead/prospect management – activity, interaction and status tracking of prospect database; lead prioritization and routing

•	Sales force management – resource scheduling; route optimization; mapping

•	Order management – ACP Enhanced Campaigns integration to CSG products and services; customer and order details; risk management; and scheduling

•

Direct Sales Express™ mobile application – offer presentation; order processing; scheduling; payment processing; signature capture; receipt printing, via any web enabled Mobile/PDA device that complies with the current DSX designated environment guide (as updated and published quarterly by CSG)

•	Job processing– equipment transaction; addressable commands; job start/end; signature capture and job receipt; and resolution codes

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